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                     RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                               AIM BLUE CHIP FUND


                       Supplement dated December 16, 1996
                   to the Prospectus dated September 23, 1996
                        as supplemented November 5, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Equity Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM Blue Chip Fund ( the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.



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